                                                                     Exhibit 4.1

NUMBER                                                        SHARES

CU


                          ONE LIBERTY PROPERTIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

COMMON STOCK                                        SEE REVERSE FOR CERTAIN
PAR VALUE $1.00                                     DEFINITIONS AND RESTRICTIONS
                                                    CUSIP 682406 10 3

This Certifies that

                                    SPECIMEN


is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE
                               $1.00 PER SHARE, OF

                          ONE LIBERTY PROPERTIES, INC.



transferable on the books of the Corporation by the holder hereof, or person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and of amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by his acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


          Secretary                  [SEAL]                   President

                              AUTHORIZED SIGNATURE

COUNTERSIGNED:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
             (New York, N.Y.)                   TRANSFER AGENT
                                                AND REGISTRAR

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS WHICH ARE SET FORTH IN FULL IN THE ARTICLES OF INCORPORATION OF THE CORPORATION, SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     The transferability of the shares represented hereby is subject to certain restrictions and such shares are subject to redemption as provided in the Articles of Incorporation of the Corporation, to which reference is hereby made, to prevent disqualification of the Corporation as a real estate investment trust under Sections 856 to 860 of the Internal Revenue Code of 1954, as amended. A copy of the applicable provisions of the Articles of Incorporation will be furnished to any stockholder on request and without charge.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common               UNIF GIFT MIN ACT -   ....Custodian.....
TEN ENT -   as tenants by the entireties                             (Cust)     (Minor)
JT TEN  -   as joint tenants with right                              under Uniform Gifts
            of survivorship and right as                             to Minors Act
            tenants in common                                        ..................
                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_________________________________


_________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS. (INCLUDING ZIP CODE OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________

_______________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_______________________


                                         _______________________________________
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.